                                                                   EXHIBIT 10.20

                               NINTH AMENDMENT TO
                                CREDIT AGREEMENT

         THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 15, 2001, is by and among THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation (the "Borrower"), certain Subsidiaries of the Borrower (each a "Subsidiary Guarantor", and collectively, the "Subsidiary Guarantors"), the Lenders party hereto and BANK OF AMERICA, N.A., formerly NationsBank, N.A., as Agent for the Lenders (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

                                  WITNESSETH:

         WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of July 29, 1998 (as amended or modified from time to time, the "Credit Agreement");

         WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein;

         WHEREAS, the Borrower has requested and the Lenders have agreed to consent to certain transactions otherwise prohibited by the Credit Agreement and continue to make available to the Borrower the Loans as provided under the Credit Agreement subject to the terms and conditions specified in the Amendment;

         NOW, THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the parties hereby agree as follows:

         1.       New Definitions. The following definitions are hereby added to
Section 1.1 of the Credit Agreement in the appropriate alphabetical order and shall read as follows:

                           "Communications Division" means that certain division
                  of PRG USA which provides telecommunications auditing, custom application development, and advisory services including telecom bill auditing and optimization, call accounting and reporting, contract negotiation and projects requiring secure internet-based transaction processing.

                           "Discontinued Operations" means a collective
                  reference to (i) the Communications Division, (ii) the Logistics Division, (iii) the Meridian Business and (iv) the Ship & Debit Division, and "Discontinued Operation" means any one of them.

                           "Groupe Alma Business" means (i) the Capital Stock of
                  PRG France S.A. and its Subsidiaries or (ii) all or substantially all of the assets of PRG France S.A. and its Subsidiaries.

                           "Logistics Division" means that certain division of
                  PRG USA which provides audits of freight related disbursements to identify and recover overpayments including specialization in ocean freight, truck freight, rail freight and overnight freight.

                           "Meridian Business" means (i) the Capital Stock of
                  Meridian and its Subsidiaries or (ii) all or substantially all of the assets of Meridian and its Subsidiaries.

                           "PRG USA" means The Profit Recovery Group USA, Inc.,
                  a Georgia corporation.

                           "Ship & Debit Division" means the discrete unit
                  within PRG USA responsible for providing revenue recovery services to electronic manufacturers and similar businesses.

         2.       Amended Definitions.

                  (a) The definitions of "Acquisition Period", "Adjusted Leverage Ratio", "Attributed Principal Amount", "Receivables", and "Securitization Transaction" set forth in Section 1.1 of the Credit Agreement are each hereby deleted in their entirety from the Credit Agreement.

                  (b) The definition of "Applicable Percentage" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Applicable Percentage" means, for purposes of
                  calculating the applicable interest rate for any day for any Revolving Loan, the applicable rate of the Unused Fee for any day for purposes of Section 3.5(b) and the applicable rate of the Letter of Credit Fee for any day, the appropriate applicable percentage corresponding to the Leverage Ratio in effect as of the most recent Calculation Date:

          ==================================================================================================================
                                                                     APPLICABLE       APPLICABLE
                                                   APPLICABLE        PERCENTAGE       PERCENTAGE
                                                 PERCENTAGE FOR         FOR              FOR                APPLICABLE
             PRICING           LEVERAGE            EURODOLLAR        BASE RATE        LETTER OF           PERCENTAGE FOR
              LEVEL             RATIO                LOANS             LOANS         CREDIT FEES           UNUSED FEES
          ------------------------------------------------------------------------------------------------------------------
                I            < 1.0 to 1.0           1.00%              0.0%            1.00%                0.25%
          ------------------------------------------------------------------------------------------------------------------
                II         < 1.5 to 1.0 but >=      1.25%              0.0%            1.25%                0.25%
                               1.0 to 1.0
          ------------------------------------------------------------------------------------------------------------------
               III         < 2.0 to 1.0 but >=      1.50%              0.0%            1.50%                0.30%
                               1.5 to 1.0
          ------------------------------------------------------------------------------------------------------------------
                IV         < 2.5 to 1.0 but >=      1.75%             0.25%            1.75%               0.375%
                               2.0 to 1.0
          ------------------------------------------------------------------------------------------------------------------
                V           >= 2.5 to 1.0           2.25%             0.75%            2.25%                0.50%
          ==================================================================================================================

                  The Applicable Percentages shall be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the date by which the Borrower is required to provide the officer's certificate in accordance with the provisions of Section 7.1(c) for the most recently ended fiscal quarter of the Consolidated Parties; provided, however, if the Borrower fails to provide the officer's certificate to the Agency Services Address as required by Section 7.1(c) for the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding the applicable Calculation Date, the Applicable Percentage from such Calculation Date shall be based on Pricing Level V until such time as an appropriate officer's certificate is provided, whereupon the Applicable Percentage shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding such Calculation Date. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Loans as well as any new Loans made or issued.

                  (c)      The definition of "Consolidated EBIT" set forth in
         Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Consolidated EBIT" means, for any period, the sum of
                  (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense and (B) total federal, state, local and foreign income, value added and similar taxes, all as determined in accordance with GAAP plus (iii) for the fiscal quarter ending December 31, 2000, the non-recurring non-cash expenses identified on Schedule 1.1(c) attached hereto to the extent charged to expense during such quarter plus (iv) all compensation costs charged to expense in such period in order to retain employees of any Discontinued Operation or the Groupe Alma Business so long as actual cash payments of such costs are not made prior to the sale of such Discontinued Operation or the Groupe Alma Business, as applicable.

                  (d)      The definition of "Consolidated EBITDA" set forth in
         Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Consolidated EBITDA" means, for any period, the sum
                  of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes and (C) depreciation and amortization expense, all as determined in accordance with GAAP plus (iii) for the fiscal quarter ending December 31, 2000, the non-recurring non-cash expenses identified on
                  Schedule 1.1(c) attached hereto to the extent charged to expense during such quarter plus (iv) all compensation costs charged to expense in such period in order to retain employees of any Discontinued Operation or the Groupe Alma Business so long as actual cash payments of such costs are not made prior to the sale of such Discontinued Operation or the Groupe Alma Business, as applicable.

                  (e) The definition of "Consolidated Interest Expense" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Consolidated Interest Expense" means, for any
                  period, interest expense (including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Synthetic Leases) of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP.

                  (f) The definition of "Consolidated Net Income" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Consolidated Net Income" means, for any period, net
                  income (excluding any extraordinary items) after taxes for such period of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP; provided that, for purposes of determining compliance with the Fixed Charge Coverage Ratio covenant in Section 7.11(i) and the Leverage Ratio covenant in Section 7.11(ii), there shall be excluded from Consolidated Net Income (a) any net book loss realized in such period from the sale of any Discontinued Operation or the Groupe Alma Business in accordance with Section 8.5(iv) and
                  (b) any "mark to market" net book loss in such period required in accordance with GAAP to be recorded prior to the sale of any Discontinued Operation or the Groupe Alma Business (if the Groupe Alma Business is declared a discontinued operation by the board of directors of the Borrower).

                  (g) The definition of "Fixed Charge Coverage Ratio" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Fixed Charge Coverage Ratio" means, as of the end of
                  each fiscal quarter of the Consolidated Parties for the twelve month period ending on such date, the ratio of (a) the sum of
                  (i) Consolidated EBIT for the applicable period plus (ii) Consolidated Rental Expense for the applicable period plus
                  (iii) any amortization of intangible assets for the applicable period to (b) the sum of (i) Consolidated Interest Expense for the applicable period plus (ii) Consolidated Rental Expense for the applicable period.

                  (h) The following sentence is hereby added at the end of the definition of "Funded Indebtedness" set forth in Section 1.1 of the Credit Agreement:

                           Notwithstanding the foregoing, the liabilities of
                  Meridian International, Meridian N. America and Meridian Japan referenced in Section 8.1(i) shall not be considered Funded Indebtedness for purposes hereof.

                  (i) Subclause (m) of the definition of "Indebtedness" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (m) the aggregate amount of uncollected accounts
                  receivable of such Person subject at such time to a sale of receivables (or similar transaction) to the extent such transaction is effected with recourse to such Person (whether or not such transaction would be reflected on the balance sheet of such Person in accordance with GAAP).

                  (j) The definition of "Pro Forma Compliance Certificate" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Pro Forma Compliance Certificate" means a
                  certificate of an Executive Officer of the Borrower delivered to the Agent in connection with (i) the sale of any Discontinued Operation or the Groupe Alma Business or (ii) a Permitted Acquisition and containing reasonably detailed calculations, upon giving effect to the applicable transaction on a pro forma basis, of the financial covenants set forth in
                  Section 7.11.

                  (k)      The definition of "Net Cash Proceeds" set forth in
         Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Net Cash Proceeds" means the aggregate cash proceeds
                  received by the Consolidated Parties in respect of any Asset Disposition, Equity Issuance or sale of any Discontinued Operation or the Groupe Alma Business, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, sales commissions and compensation related expenses) and (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by the Consolidated Parties in any Asset Disposition, Equity Issuance or sale of any Discontinued Operation or the Groupe Alma Business.

                  (l) Subclauses (vi) and (vii) of the definition of "Permitted Acquisition" are each hereby amended and restated in their entirety to read as follows:

                           (vi) unless otherwise approved in writing by the
                  Required Lenders, the cost of such Acquisition (including cash and non-cash consideration and any assumption of liabilities) shall not exceed $15,000,000 and
                  (vii) unless otherwise approved in writing by the Required Lenders, after giving effect to such Acquisition, the aggregate consideration (including cash and non-cash consideration and any assumption of liabilities) for all such Acquisitions in any fiscal year of the Borrower shall not exceed $30,000,000.

                  (m) Subclause (xii) of the definition of "Permitted Liens" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety from the definition of "Permitted Liens" set forth in Section 1.1 of the Credit Agreement.

         3.       Accounting.

                           (a) The following two sentences are hereby added at the end of the first paragraph of Section 1.3 of the Credit Agreement and shall read as follows:

                           All financial statements delivered to the Lenders
                  hereunder shall be accompanied by a demonstration (in form and substance satisfactory to the Agent) of the accounting adjustments necessary to eliminate the impact of Staff Accounting Bulletin #101 ("SAB #101") of the United States Securities and Exchange Commission. All calculations made for the purposes of determining compliance with this Credit Agreement shall be performed without giving effect to SAB #101.

                           (b) The following sentence is hereby added at the end of the second paragraph of Section 1.3 of the Credit Agreement and shall read as follows:

                           Furthermore, the parties hereto agree that, for
                  purposes of all calculations made under the financial covenants set forth in Section 7.11 after any Asset Disposition (including without limitation a sale of any Discontinued Operation or the Groupe Alma Business) or to determine pro forma compliance with respect to any such Asset Disposition, such calculations shall be conducted in a manner similar to any calculation related to a Permitted Acquisition in similar circumstances except that the applicable income statement items and Indebtedness attributable to the Person or Property related to the applicable Asset Disposition shall be excluded (rather than included) from such calculation.

         4. Mandatory Prepayment. Section 3.3(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (ii) Asset Disposition. Upon the sale of any Discontinued Operation or the Groupe Alma Business, the Borrower shall immediately prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds received from any such sale.

         5. Application of Mandatory Prepayments. A new Section 3.3(b)(iii) is hereby added to the Credit Agreement and shall read as follows:

                           (iii) Application of Mandatory Prepayments. All amounts required to be paid pursuant to Section 3.3(b) shall be applied first to the Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account to secure LOC Obligations. Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurocurrency Loans in direct order of Interest Period maturities. All prepayments under this Section 3.3(b) shall be subject to Section 3.12.

         6. Revolving Committed Amount. A new Section 3.4(c) is hereby added to the Credit Agreement and shall read as follows:

                           (c) Mandatory Reduction. Following the sale of a Discontinued Operation or the sale of the Groupe Alma Business pursuant to the terms of Section 8.5(iv), if the Credit Parties fail (within 180 days of such sale) to make a Permitted Acquisition with the Net Cash Proceeds received from such sale, the Revolving Committed Amount automatically shall be permanently reduced by an amount equal to fifty percent (50%) of the amount of the Net Cash Proceeds received from such sale not reinvested in a Permitted Acquisition within 180 days of such sale.

         7. Subsidiaries. The following sentence is hereby added at the end of Section 6.13 of the Credit Agreement and shall read as follows:

                  Schedule 6.13 may be updated from time to time by the Borrower by giving written notice thereof to the Agent.

         8. Governmental Regulations. Section 6.14(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (a) No part of the Letters of Credit or proceeds of the Loans will be used, directly or indirectly, in any manner that would constitute a violation of Regulation T, Regulation U or Regulation X. "Margin stock" within the meaning of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Consolidated Parties. None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation T, U or
                  X. If requested by any Lender or Administrative Agent, the Borrower will furnish to the Agent and each Lender a statement to the effect of the foregoing sentences in conformity with the requirements of FR Form U-1 referred to in Regulation U.

         9. Leverage Ratio. Section 7.11(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


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

                           (ii) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be less than or equal to:

                                    (a)      From December 31, 2000 to and
                                             including December 30, 2001, 3.0 to
                                             1.0; and

                                    (b)      From December 31, 2001 and
                                             thereafter, 2.75 to 1.0.

         10. Indebtedness. Section 8.1(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (i) liabilities appearing on the balance sheet of Meridian International, Meridian N. America and Meridian Japan due to GAAP accounting treatment of the accounts receivable subject to the Factoring Agreement.

         11. Liens. Section 8.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  8.2      Liens.

                           The Credit Parties will not permit any Consolidated
                  Party to contract, create, incur, assume or permit to exist any Lien with respect to any of its Property (other than any "margin stock" within the meaning of Regulation U), whether now owned or after acquired, except for Permitted Liens.

         12. Asset Dispositions. Section 8.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  8.5      Asset Dispositions.

                           The Credit Parties will not permit any Consolidated
                  Party to make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction) other than:

                                    (i)      the sale of inventory in the
                           ordinary course of business for fair consideration;

                                    (ii)     the sale or disposition of
                           machinery and equipment no longer used or useful in the conduct of such Person's business;

                                    (iii)    the sale of accounts receivable to
                           the Factor pursuant to the Factoring Agreement;

                                    (iv)     the sale by the Credit Parties of
                           any Discontinued Operation and the Groupe Alma Business, provided that (a) no later than five (5) Business Days prior to any such sale, the Borrower shall have delivered to the Agent a certificate of the chief financial officer of the Borrower setting forth the estimated aggregate consideration and estimated Net Cash Proceeds to be received for such Discontinued Operation or the Groupe Alma Business, as applicable,
                           (b) no later than five (5) Business Days prior to any such sale, the Borrower shall have delivered to the Agent, a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such sale on a pro forma basis, the Credit Parties shall be in compliance with all of the covenants set forth in
                           Section 7.11 and (c) the Credit Parties shall immediately prepay the Loans as required by Section 3.3(b)(ii) with the Net Cash Proceeds received from the sale of such Discontinued Operation or the Groupe Alma Business, as applicable;

                                    (v)      the sale, transfer or other
                           disposition of "margin stock" within the meaning of Regulation U; and

                                    (vi)     other sales of assets (other than
                           any Discontinued Operation and the Groupe Alma Business) during any fiscal year having an aggregate fair market value of less than an amount equal to 10% of Total Assets of the Consolidated Parties.

                           Upon a sale of assets permitted by this Section 8.5,
                  the Agent shall deliver to the Borrower, upon the Borrower's request and at the Borrower's expense, such documentation as is reasonably necessary to evidence the release of the Agent's security interest in such assets.

         13. Schedule 6.13. Schedule 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as provided on Schedule 6.13 attached hereto.

         14.      Conditions Precedent.

                  (a) This Amendment shall become effective upon the receipt by the Agent of counterparts of this Amendment, duly executed by the Borrower, the Subsidiary Guarantors, the Agent and the Required Lenders.

                  (b) The Agent shall have received a legal opinion from counsel to the Credit Parties in form and substance satisfactory to the Agent.

                  (c) The Borrower shall pay to the Agent, for the account of each Lender who (i) provides positive oral consent to the Amendment on or before March 9, 2001 and (ii) executes this Amendment on or before March 15, 2001, an amendment fee equal to 0.125% of such Lender's Revolving Commitment.

         15.      Miscellaneous.

                  (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  (b) The Credit Parties acknowledge and confirm (i) that the Agent, on behalf of the Lenders, has a valid and enforceable first priority security interest in the Collateral, (ii) that the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (iii) that the Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (iv) by entering into this Amendment, the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

                  (c) The Credit Parties represent and warrant to the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof, (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default and
         (iii) no Credit Party has any counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder, or if any Credit Party has any such claims, counterclaims, offsets, credits or defenses to the Credit Documents or any transaction related to the Credit Documents, same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

                  (d) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

                  (e) This Amendment shall be governed by and construed in accordance with, the laws of the State of Georgia.

                  (f) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (g) The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Agreement and the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

                  (h) Each Credit Party hereby represents and warrants as follows:

                           (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                           (ii) This Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                           (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

                  (i) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

                  (j) This Amendment together with the other Credit Documents represent the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written if any, relating to the Credit Documents or the transactions contemplated herein and therein.

            [The remainder of this page is intentionally left blank.]

         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWER:                            THE PROFIT RECOVERY GROUP
                                     INTERNATIONAL, INC., a Georgia corporation



                                     By: /s/ DONALD E. ELLIS, JR.
                                        ----------------------------------------
                                     Name:   Donald E. Ellis, Jr.
                                           -------------------------------------
                                     Title:  Exec. VP & CFO
                                           -------------------------------------

SUBSIDIARY
GUARANTORS:                          PRGFS, INC.
                                     PRGLS, INC.
                                     PRGRS, INC., each a Delaware corporation



                                     By: /s/ DONALD E. ELLIS, JR.
                                        ----------------------------------------
                                     Name:   Donald E. Ellis, Jr.
                                           -------------------------------------
                                     Title:  Exec. VP & CFO
                                           -------------------------------------

SUBSIDIARY
GUARANTORS:                          THE PROFIT RECOVERY GROUP USA, INC.
                                     THE PROFIT RECOVERY GROUP U.K., INC.
                                     THE PROFIT RECOVERY GROUP ASIA,
                                          INC.
                                     THE PROFIT RECOVERY GROUP CANADA,
                                          INC.
                                     THE PROFIT RECOVERY GROUP NEW
                                          ZEALAND, INC.
                                     THE PROFIT RECOVERY GROUP
                                          NETHERLANDS, INC.
                                     THE PROFIT RECOVERY GROUP BELGIUM,
                                          INC.
                                     THE PROFIT RECOVERY GROUP MEXICO,
                                          INC.
                                     THE PROFIT RECOVERY GROUP FRANCE,
                                          INC.
                                     THE PROFIT RECOVERY GROUP
                                          AUSTRALIA, INC.
                                     THE PROFIT RECOVERY GROUP
                                          GERMANY, INC.
                                     PRG INTERNATIONAL HOLDING
                                          COMPANY, INC.
                                     THE PROFIT RECOVERY GROUP
                                          SWITZERLAND, INC.
                                     THE PROFIT RECOVERY GROUP SOUTH
                                          AFRICA, INC.,
                                     THE PROFIT RECOVERY GROUP
                                          SPAIN, INC.
                                     THE PROFIT RECOVERY GROUP
                                          ITALY, INC.,
                                     THE PROFIT RECOVERY GROUP
                                          GREECE, INC.,
                                     THE PROFIT RECOVERY GROUP
                                          PORTUGAL, INC.,
                                     PAYMENT TECHNOLOGIES, INC., each a
                                     Georgia corporation



                                     By: /s/ DONALD E. ELLIS, JR.
                                        ----------------------------------------
                                     Name: Donald E. Ellis, Jr.
                                           -------------------------------------
                                     Title: Exec VP & CFO
                                           -------------------------------------

AGENT:                               BANK OF AMERICA, N.A.,
                                     (formerly NationsBank, N. A.),
                                     individually in its capacity as a
                                     Lender and in its capacity as Agent



                                     By: /s/ CHRIS A. FIELDS
                                        ----------------------------------------
                                     Name: Chris A. Fields
                                           -------------------------------------
                                     Title: Vice President
                                           -------------------------------------


LENDERS:                             UNION BANK OF CALIFORNIA, N.A.



                                     By: /s/ HAGOF V. JAZADARIAN
                                        ----------------------------------------
                                     Name: Hagof V. Jazadarian
                                           -------------------------------------
                                     Title: Vice President
                                           -------------------------------------


                                     FIRST UNION NATIONAL BANK



                                     By: /s/ DAVID L. DRIGGERS
                                        ----------------------------------------
                                     Name: David L. Driggers
                                           -------------------------------------
                                     Title: Senior Vice President
                                           -------------------------------------


                                     WACHOVIA BANK, N.A.



                                     By: /s/ KATHERINE W. GUSTA
                                        ----------------------------------------
                                     Name: Katherine W. Gusta
                                           -------------------------------------
                                     Title: Senior Vice President
                                           -------------------------------------


                                     FLEET NATIONAL BANK



                                     By:
                                        ----------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------

                                     CREDIT LYONNAIS NEW YORK BRANCH



                                     By: /s/ ATTILA KOC
                                        ----------------------------------------
                                     Name:   Attila Koc
                                           -------------------------------------
                                     Title:  Senior Vice President
                                           -------------------------------------


                                     SUNTRUST BANK



                                     By: /s/ DONALD S. KOMITOR
                                        ----------------------------------------
                                     Name:   Donald S. Komitor
                                           -------------------------------------
                                     Title:  Director
                                           -------------------------------------



                                     By: /s/ BRANDON GULL
                                        ----------------------------------------
                                     Name:  Brandon Gull
                                           -------------------------------------
                                     Title: Associate
                                           -------------------------------------


                                     CREDIT AGRICOLE INDOSUEZ



                                     By: /s/ PATRICK CONQUEREL
                                        ----------------------------------------
                                     Name:  Patrick Conquerel
                                           -------------------------------------
                                     Title:  EVP Managing Director
                                           -------------------------------------



                                     By:  /s/ MICHAEL R. QUINAY
                                        ----------------------------------------
                                     Name:  Michael R. Quinay
                                           -------------------------------------
                                     Title:  VP, Sr. Manager
                                           -------------------------------------


                                     LASALLE BANK NATIONAL ASSOCIATION



                                     By:  /s/ HEATHER J. BERTELL
                                        ----------------------------------------
                                     Name:  Heather J. Bertell
                                           -------------------------------------
                                     Title: Vice President
                                           -------------------------------------

                                 Schedule 1.1(c)

                                 Non-Cash Items


         1.       Bad Debt                   $3,700,000

         2.       Draw Balances              $2,900,000

         3.       Long Term Assets           $1,400,000